                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                       FORM 8-K

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): January 27, 1998



                           ACACIA RESEARCH CORPORATION
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           (Exact name of registrant as specified in its charter)



              California                  000-26068               95-440574
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    (State or other jurisdiction   (Commission File Number)     (IRS Employer
          of incorporation)                                  Identification No.)

     12 South Raymond Avenue, Pasadena, California                   91105
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          (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number including area code:    (626) 449-6431

          (Former name or former address, if changed since last report.)
                                  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     In January 1998, the Registrant completed a series of independent, but related transactions (the "Transactions") with certain individuals owning equity interests in CombiMatrix Corporation ("CombiMatrix"), Greenwich Information Technologies LLC ("Greenwich Information Technologies"), MerkWerks Corporation ("MerkWerks"), and Soundview Technologies Incorporation ("Soundview Technologies"). CombiMatrix, Greenwich Information Technologies, MerkWerks, and Soundview Technologies are collectively referred to hereinafter as the "Affiliates."

     Prior to entering the Transactions, the Registrant held a majority interest as follows: (i) 51.4% of the outstanding common stock of Soundview Technologies; (ii) 69.5% of the outstanding common stock of MerkWerks; and
(iii) 51.4% of the outstanding common stock of CombiMatrix. The Registrant also held a minority interest of 30.02% of the membership interests in Greenwich Information Technologies.

     In the Transactions, the Registrant acquired additional interests in each of the Affiliates in exchange for newly-issued shares of the Registrant's common stock. Although the shares of the Registrant's common stock were restricted and issued pursuant to the private placement exemption from registration under Securities Act of 1933, as amended, the Registrant agreed to register the resale of such shares with the Securities and Exchange Commission. A registration statement of Form S-3 covering those shares was filed by Registrant on February 2, 1998 (File No. 333-45397).

     There is no public market for any of Affiliate equity interests acquired by the Registrant. Among the factors the Registrant considered in determining the offer price for the equity interests in a particular Affiliate were that Affiliate's intellectual property rights, prices at which equity interests in an Affiliate have been sold in prior private transactions, estimates of the business potential and earnings prospects of the Affiliate and its industry in general, an overall assessment of that Affiliate, and an assessment of that Affiliate's management.

     The Transactions consisted of a total of a number of agreements entered into with holders of securities in the Affiliates. In certain situations, a single agreement involved exchanges for interests in two or more of the Affiliates. Although the first transaction occurred on January 14, 1998, the Transactions, as a whole, were not deemed to be material until the vast majority of the transactions were completed on January 27, 1998. A detailed breakdown of the Transactions is as follows:

                                         # OF         PER                       PURCHASE         ACRI        TOTAL
                                       AFFILIATE     SHARE       TOTAL VALUE    AGREEMENT       10 DAY        ACRI
                                        SHARES    OFFER PRICE      OF OFFER       DATE      SHARE PRICE(1)   SHARES
                                      ----------  -------------  ------------  -----------  -------------- ---------
CombiMatrix Corporation
  Douglas Benson....................     100,000  $   1.61       $    161,000     1/22/98          7.29       22,085
                                      ----------                 ------------                              ---------

Greenwich Information Technologies(2)
  All Points Management(3)..........        0.67% $   12.1 mil(2)$     80,900     1/27/98          7.54       10,729
  John D. Drake(3)..................        1.67% $   12.1 mil(2)$    201,600     1/27/98          7.54       26,737
  Gary Freeman(6)...................        0.67% $   12.1 mil(2)$     80,900     1/28/98          7.74       10,452
  Scott & Joan Lovely...............        0.30% $    7.5 mil(2)$     22,500     1/17/98          7.26        3,099
                                      ----------                 ------------                              ---------
                                            3.31%                $    385,900                                 51,017

MerkWerks Corporation
  All Points Management(3)..........     113,334  $   1.61       $    182,468     1/27/98          7.54       24,200
  Douglas Benson....................      45,000  $   1.61       $     72,450     1/22/98          7.29        9,938
  M. Robert & Phyllis Ching(4)(6)...     193,500  $   1.61       $    311,535     1/27/98          7.54       41,318
  Gary Freeman(6)...................      10,025  $   1.61       $     16,140     1/27/98          7.54        2,085
  Calvin C. Layland.................      17,000  $   1.61       $     27,370     1/27/98          7.54        3,630
  William M. Moon...................      22,500  $   1.61       $     36,225     1/27/98          7.54        4,804
                                      ----------                 ------------                              ---------
                                         401,359                 $    646,188                                 85,975

Soundview Technologies Incorporated
  All Points Management(3)..........     100,000  $   1.61       $    161,000     1/27/98          7.54       21,353
  Douglas Benson....................     200,000  $   1.61       $    322,000     1/14/98          7.38       43,631
  Rene Carrel.......................      10,000  $   1.61       $     16,100     1/22/98          7.29        2,209
  M. Robert & Phyllis Ching(4)(6)...     274,000  $   1.61       $    441,140     1/27/98          7.54       58,506
  Philip & Beverly Ching............      50,000  $   1.61       $     80,500     1/27/98          7.54       10,676
  Victor & Beverly Ching............       5,000  $   1.61       $      8,050     1/27/98          7.54        1,068
  C. Perry Chu......................       5,000  $   1.61       $      8,050     1/27/98          7.54        1,068
  John D. Drake.....................     120,000  $   1.61       $    193,200     1/27/98          7.54       25,623
  Forbank...........................     100,000  $   1.61       $    161,000     1/22/98          7.29       22,085
  Forbank...........................      40,000  $   1.61       $     64,400     1/27/98          7.54        8,541
  Gary Freeman(6)...................      50,000  $   1.61       $     80,500     1/28/98          7.74       10,400
  David Lackey(5)...................      24,000  $   1.61       $     38,640     1/27/98          7.54        5,125
  Laredo Trading....................       5,000  $   1.61       $      8,050     1/30/98          8.13          990
  C. Layland Pension & Profit
    Sharing.........................      25,000  $   1.61       $     40,250     1/27/98          7.54        5,338
  Calvin Layland....................      25,000  $   1.61       $     40,250     1/27/98          7.54        5,338
  Daniel & Shelly S. Lodes..........      10,000  $   1.61       $     16,100     1/30/98          8.13        1,980
  William M. Moon...................      20,000  $   1.61       $     32,200     1/27/98          7.54        4,271
  Sigler & Co.......................      75,000  $   1.61       $    120,750     1/30/98          8.13       14,852
  Joseph & Diane Tsai(6)............       6,000  $   1.61       $      9,660     1/27/98          7.54        1,282
                                      ----------                 ------------                              ---------
                                       1,144,000                 $  1,841,840                                244,336
                                      ----------                 ------------                              ---------
                                      ----------
                                                                 $  3,034,928                                403,413
                                                                 ------------                              ---------
                                                                 ------------                              ---------


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(1)    The number of shares of the Registrant's common stock exchanged was based on the prior ten day average of the stock's trading price on the Nasdaq National Market.
(2) Because Greenwich Information Technologies is a limited liability company, equity is expressed in terms of percentage of membership interests rather than shares. In addition, Per Share Offer Price is expressed in total valuation of Greenwich Information Technologies as was offered by Sellers to determine the total value of each Seller's membership interest.
(3) All Points Management Trust provides consulting services to the Registrant.
(4)    Dr. Ching has provided consulting services to the Registrant.
(5) Mr. Lackey provides consulting to the Registrant. Mr. Lackey also has acted as a finder in connection with a private placement offering made by the Registrant in December 1997.
(6) May include certain shares held in trust as trustee and/or held jointly with minor children.


     The Transactions did not cause nor result in the Registrant acquiring control of any Affiliate. The Registrant already had control of three of the Affiliates--Soundview Technologies, MerkWerks, and CombiMatrix--prior to completing the Transactions. After completion of the Transactions, the Registrant's interests in the Affiliates increased as follows: (i) 66.7% of the outstanding common stock of Soundview Technologies; (ii) 89.6% of the outstanding common stock of MerkWerks; (iii) 52.7% of the outstanding common stock of CombiMatrix; and (iv) 33.33% of the membership interests in Greenwich Information Technologies.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Exhibits

           2.1    Form of Purchase Agreement








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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ACACIA RESEARCH CORPORATION



                                         /s/ PAUL R. RYAN
                                    ---------------------------
                                    By:  Paul R. Ryan
                                         President and Chief Executive Officer


DATED: February 11, 1998




















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